THIS NOTE AND THE SERIES B REDEEMABLE PREFERRED STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE, SUCH SERIES B REDEEMABLE PREFERRED STOCK, NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS.

                             ONSITE VENTURES, L.L.C.
                       15% Senior Secured Promissory Note
                         and Loan and Security Agreement

$4,000,000.00                                                  February 10, 1999
(Maximum Loan Amount)                                         New York, New York


                  ONSITE VENTURES, L.L.C., a Delaware limited liability company (the "Company"), for value received, hereby unconditionally promises to pay to the order of

                  RSI-OSA HOLDINGS, INC., a Delaware corporation with an address at 225 Broadhollow Road, Melville, New York 11747-0983 ("RSI"), and JAH Realties, L.P., a limited partnership with an address at Two Manhattanville Road, Suite 205, Purchase, New York, 10579 ("Veritech" and together with RSI and their respective successors, assignees and transferees, collectively referred to herein as the "Holders"), or their respective permitted assigns, as provided herein, the aggregate outstanding principal amount of all loans (each, a "Loan") made from time to time by the Holders or any Holder to the Company in accordance with the terms and provisions of this 15% Senior Secured Promissory Note and Loan and Security Agreement (this "Note"), which initially is an amount not to exceed FOUR MILLION and 00/00 DOLLARS ($4,000,000.00), each such Loan being evidenced by this Note by an endorsement on Schedule A attached hereto and made a part of this Note, including additional pages, if any, on the date (the "Maturity Date") that occurs no later than eleven (11) months and three (3) weeks after the date (the "Initial Funding Date") first written above or to the extent provided for herein, by way of acceleration, and to pay interest accruing on the unpaid balance of the aggregate principal amount of each such Loan from and including the date of such Loan to such original or accelerated maturity date at a rate per annum initially equal to FIFTEEN PERCENT (15%), compounded monthly, and increasing from and after April 1, 1999 as set forth on Schedule B attached hereto and made a part of this Note; provided, however, that the interest rate for any period shall not exceed the maximum rate permitted by law. Interest shall be calculated on the basis of a 360-day year and actual number of days elapsed (but in no event in excess of the maximum rate permitted by applicable law). In addition to and not in limitation of the foregoing, the Company further agrees to pay all expenses, including reasonable attorney's fees and legal expenses, incurred by the Holders in collecting or attempting to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise. Interest from and after the maturity of such Loan (whether as originally stated or by acceleration) shall be at the rate per annum equal to TWENTY-FOUR PERCENT (24%) per annum, and if such rate shall not be lawful with respect to the Company, at the highest lawful rate then in effect. In the event that any amounts paid as interest shall exceed such applicable law, such payments shall be deemed to have constituted principal payments in reduction of the Obligations hereunder. Any interest not paid when due hereunder shall be added to the principal amount of this Note and shall bear interest from its due date at the applicable interest rate specified herein.

     1. Payments. Subject to the terms and provisions herein:

          (a) Principal of each Loan shall be due and payable in full on the Maturity Date or, if earlier, on the Conversion Date (as defined below).

          (b) Interest on each Loan shall be paid in full on the date which is the earlier to occur of (i) the Maturity Date, or (ii) the Conversion Date.

          (c) Subject to Section 3 hereof, all payments hereunder shall be made in lawful money of the United States and in immediately available funds. If the Maturity Date or the Conversion Date would fall on a day that is not a Business Day (as hereinafter defined), the payment due on such date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date or the Conversion Date, as the case may be. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally closed in the City of New York, New York.

          (d) The Company may prepay all or any part of the principal amount of any Loan evidenced by this Note on or prior to the Maturity Date without penalty.

          (e) The obligations of the Company to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, setoff, counterclaim, rescission, recoupment or adjustment whatsoever other than a breach of or default hereunder by the Holders. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

     2. Ranking of this Note.

          (a) The Company covenants and agrees that the Indebtedness of the Company represented by this Note and the payment of principal and interest by the Company on each Loan evidenced by this Note shall be of first priority and expressly senior to any and all Indebtedness of the Company and any Subsidiary including, without limitation, the RSI Subordinated Note (as defined by the amended and restated limited liability company agreement of the Company) and any and all other loans made by members in the Company to the Company.

          (b) Nothing contained in this Note is intended to or shall impair, as between the Company, its creditors, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on this Note as and when the same shall become due and payable in accordance with its terms, or affect the relative rights of the Holders and the creditors of the Company, nor shall anything herein or therein prevent the Holders from exercising all remedies otherwise permitted by applicable law upon default under this Note.

          (c) Upon any payment or distribution of assets of the Company referred to in this Note, the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending, or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Holders for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holder of any other Indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Note.

          (d) Subject to the provisions of Section 8, upon any distribution of the assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization, arrangement or receivership proceedings, or upon any assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Company or otherwise: (i) the Holders shall first be entitled to receive cash payment in full of the principal thereof and interest (whenever arising) due thereon, or provision shall be made for such payment in cash, before the holders of Junior Debt are entitled to receive any payment on account of the principal of, or interest on the Indebtedness evidenced by this Note; and
(ii) any payment by, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holders would be entitled, except for the provisions of this Section 2, shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders or their respective agents; or other representatives, to the extent necessary to make payment in full of this Note remaining unpaid, after giving effect to any concurrent payment or distribution (or provision therefor) so required.

          (e) The Company, for itself, its successors and assigns, covenants and agrees that all Indebtedness of the Company evidenced by this Note (including, without limitation, the payment of the principal of and accrued and unpaid interest on each Loan) is senior in right of payment to the payment of all Junior Debt (as hereinafter defined).

          (f) The Company covenants and agrees to use its best efforts to cause any current holder of Junior Debt and to cause any future holder of Junior Debt to execute such subordination agreements, instruments or waivers as may be necessary to reflect the terms set forth herein.

          (g) Upon an Event of Default (as hereinafter defined), until the payment in full of all amounts of principal of and interest on the Loans, and all other amounts due and owing under this Note, no payment may be made with respect to the principal of or interest on other amounts owing with respect to any Junior Debt or any membership interest in the Company, or in respect of any redemption, retirement purchase or other acquisition thereof except as provided herein.

          (h) Subject to the provisions of Section 8, upon any payment or distribution of the assets of the Company to creditors upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the Company, the Holders of this Note will be entitled to receive payment in full of the entire principal amount and all accrued interest on the Loans before any holder of Junior Debt is entitled to receive any payment.

     3. Conversion of this Note into Series B Preferred Units and Series C Preferred Units.

          (a) All, but not less than all, of the outstanding principal balance, but not the accrued and unpaid interest on the Loans or any part thereof, evidenced by this Note shall be converted (the "Conversion") by the Company without notice by the Company to any of the Holders and without any further action by the Company or any of the Holders except as may be required by the amended and restated limited liability company agreement of the Company on the date and prior to the time that the Subsequent Transaction (as defined below) is consummated (the "Conversion Date") into the number Units specified in Section 3(b) hereof of Series B Preferred Units (the "Series B Shares") and of Series C Preferred Units (the "Series C Shares") in the Company which shall be issued by the Company in connection with the proposed equity investment in the Company by Spectrum Equity Investors and others or any other similar significant equity investment in the Company or its successor or a sale of the Company whether by merger, sale of all or substantially all of the Company's assets or otherwise
(each, a "Subsequent Transaction") and shall have the powers, rights, preferences, limitations and obligations determined by the Board of Managers in accordance with the amended and restated limited liability company agreement of the Company.

          (b) The number of Series B Shares or Series C Shares, as the case may be, to be issued by the Company (such Series B Shares or Series C Shares being referred to herein as, the "Conversion Shares") to each Holder shall equal:

               (i) the aggregate number of Series B Shares or Series C Shares, as the case may be, to be issued by the Company in the Subsequent Transaction (in each case, the "Total B or C Shares"), including without limitation, the total number of such Conversion Shares, as determined conclusively by the definitive documentation with respect to such transaction executed and delivered by the Company;

               (ii) multiplied by the Conversion Ratio;

               (iii) multiplied by a fraction (x) the numerator of which is equal to the Total B or C Shares, including without limitation, the total number of such Conversion Shares, as determined conclusively by the definitive documentation with respect to such transaction executed and delivered by the Company; (y) the denominator of which is equal to the aggregate number of Series B Shares AND Series C Shares to be issued by the Company in the Subsequent Transaction, including without limitation, the total number of such Conversion Shares, as determined conclusively by the definitive documentation with respect to such transaction executed and delivered by the Company;

               (iv) multiplied by a fraction (x) the numerator of which is equal to the aggregate principal amount of outstanding Loans funded by such Holder hereunder immediately prior to the Conversion and (y) the denominator of which is equal to the aggregate principal amount of outstanding Loans funded by both of the Holders hereunder immediately prior to the Conversion.

          (c) The Company covenants and agrees that all of the Conversion Shares to be issued by the Company to the Holders pursuant to this Section 3 shall be validly issued, fully paid, non-accessible and free and clear of any Liens (as hereinafter defined).

          (d) The issuance of the Conversion Shares in the Company and the delivery of certificates or other instruments representing such, shall be made without charge to the Holders for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holders and the Company shall not be required to issue or deliver any such certificate or instrument unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     4. Security.

          (a) All obligations of the Company under this Note, including, without limitation, payment of principal and accrued interest hereunder, shall be secured by a pledge of the Company of all of the assets of the Company and the Company hereby assigns, pledges, and grants to RSI for its benefit and the ratable benefit of the Holders a security interest in all of the Company's right, title, and interest in and to the following (the "Collateral"):

          (1) all of the Company's now owned and hereafter acquired, present and future, accounts, chattel paper, documents, and instruments, including, without limitation all obligations to the Company for the payment of money, whether arising out of the Company's sale of goods or rendition of services or otherwise (all hereinafter called "Accounts, Etc.");

          (2) all of the Company's rights, remedies, security and liens, in, to and in respect of the Accounts, Etc., present and future, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, Etc., deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Accounts, Etc., and credit and other insurance;

          (3) all of the Company's right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, Etc., including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, Etc., and all returned, reclaimed or repossessed goods;

     (all of the assets described in paragraphs "(1)", "(2)" and "(3)" above are hereinafter called "Receivables")

          (4) all inventory of whatsoever name, nature, kind or description now owned and hereafter acquired, present and future, by the Company, wherever located, including, without limitation, all contract rights with respect thereto and documents representing the same, all goods held for sale or lease or to be furnished under contracts of service, finished goods, work in process, raw materials, materials used or consumed by the Company, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of the Company therein and thereto (all hereinafter called "Inventory");

          (5) all machinery, equipment, furniture, fixtures, tools, parts and supplies (excluding motor vehicles) now owned and hereafter acquired, present and future, by the Company of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor (all hereinafter called "Equipment");

          (6) all of the Company's right, title and interest, present and future, in and to (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, and State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Company, and
     (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof ("(i)" and "(ii)" collectively called "Patents");

          (7) all of the Company's right, title and interest, present and future, in and to (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Company, (ii) all reissues, extensions or renewals thereof and all licenses thereof, and (iii) the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of the Company relating to the distribution of products bearing the Trademarks ("(i)" "(ii)" and "(iii)" collectively called "Trademarks");

          (8) all other general intangibles of every kind and description of the Company, including, without limitation, Federal, State and local tax refund claims of all kinds, and any present or future right of the Company to or in its employee or other pension, retirement or similar plans and any assets thereof, or any portion thereof, including but not limited to refunds for overpayment, distributions upon termination, reversion of any surplus assets or otherwise, whether now existing or hereafter arising;

          (9) all of the Company's deposit accounts, whether now owned or hereafter created, wherever located;

          (10) all monies, securities, instruments, cash and other property of the Company and the proceeds thereof, now or hereafter held or received by, or in transit to, the Holders (or any of them) from or for the Company, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Company's deposits (general or special, balances, sums, proceeds and credits of the Company with the Holders (or any of them) at any time existing);

          (11) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks or other electronic media, printouts and records, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created;

          (12) all contract rights (whether such contract is written or oral, including, without limitation, license and telecommunications and wiring agreements, management, employment and operator agreements and referral fee arrangements), whether now in existence or hereafter created;

          (13) any and all products and proceeds of any of the foregoing, in any form, including, without limitation, any insurance proceeds or claims by the Company against third parties for loss or damage to or destruction of any and all of the foregoing collateral and any claims by the Company against third parties for infringement of the Trademarks or the Patents.


     (all of the assets described in paragraphs "(8)", "(9)", "(10)" "(11)" "(12)" and "(13)" hereinafter called "Additional Collateral")

          (14) All of the following (the "Security Collateral"):

               (i) one hundred (100%) of the membership interests (collectively, the "Pledged Shares") in each of: (x) OnSite Access LLC, a New York limited liability company with an address at 680 Fifth Avenue, New York, NY 10019 ("OSA"); (y) On Site Access Local LLC, a New York limited liability company with an address at 680 Fifth Avenue, New York, NY 10019 ("OSL"); and (z) Glass Circuits LLC, a New York limited liability company with an address at 680 Fifth Avenue, New York, NY 10019 ("GC");

               (ii) All additional shares of stock, any security convertible or exchangeable to shares of stock of, or any other equity interest in, any issuer of the Pledged Shares or any right (whether or not contingent) to acquire any such stock, security or equity interest from time to time acquired by the Company in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect to or in exchange for any or all of such shares; and

               (iii) All additional Indebtedness from time to time owed to the Company by any issuer of the Pledged Shares and the instruments evidencing such Indebtedness, and all interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Indebtedness;

          (15) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (1)- (14) of this Section 4), and, to the extent not otherwise included, all (a) payments under insurance (whether or not any of the Holders is the loss payee thereof), or any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (b) cash.

          (b) This instrument shall constitute a security agreement for purposes of the Uniform Commercial Code and this instrument and the Collateral secures the payment of all obligations (collectively, the "Obligations") of the Company now or hereafter existing under (i) this Note or (ii) all future obligations of the Company to the Holders or any of them, whether any of the aforesaid are for principal, interest, fees, charges, expenses, or otherwise, whether direct or indirect, joint or several, due or to become due, whether or not contemplated by the parties at the time of execution of this Note.

          (c) Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Note had not been executed;
(ii) the exercise by the Holders or any of them of any rights hereunder shall not release the Company from any of its duties or obligations under the contracts and agreements included in the Collateral; and (iii) neither of the Holders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Note, nor shall the Holders or any of them be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (d) All certificates or instruments representing or evidencing the Security Collateral shall be delivered to and held by the Holders and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Holders. The Holders shall have the right, at any time in their sole and absolute discretion and without notice to the Company, to transfer to or to register in the name of the Holders or any of their nominees any or all of the Security Collateral. The

Holders shall have the right, at any time in its discretion and without notice to the Company, to cause a legend to be placed on any certificate representing Pledged Shares or Security Collateral and/or cause the issuer of any of the Pledged Shares or Security Collateral to mark the official books and records of such issuer, in each case, to appropriately note the security interest of the Holders to the effect that such security is subject to the provisions of this Note. In addition, the Holders shall have the right, after the occurrence and continuance of an Event of Default, at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

          (e) Upon the occurrence of an Event of Default, the Holders shall have all rights and remedies under the Uniform Commercial Code with respect to the Collateral.

               5. Covenants.

               The Company covenants and agrees with each of the Holders that, so long as any Loan and the accrued interest thereon remains unpaid the Company shall not without the prior Consent of the Holders:

          (a) incur or take any action to incur Indebtedness senior in right or priority of payment to the Obligations hereunder;

          (b) assign or transfer any of the Collateral to any Person;

          (c) pledge any security interest in any assets or otherwise collateralize any Indebtedness of the Company or any of its subsidiaries other than to the extent required in purchase money obligations related to the acquisition of Equipment;

          (d) permit any of the Company's subsidiaries to incur any Indebtedness, or take any action with respect to their respective assets which are not permitted to be taken by the Company hereunder with respect to the Company's assets, unless such transaction has been approved by the Board of Managers of the Company;

          (e) permit any lien or encumbrance on the Collateral, unless such transaction has been approved by the Board of Managers of the Company;

          (f) dissolve, terminate, liquidate, merge with or consolidate into another Person or sell or transfer any of the Company's subsidiaries or all or substantially all of its assets, whether accomplished by an issuance or transfer of Units in the Company or any subsidiary, or in any other manner in any transaction or series of related transactions, unless such transaction has been approved by the Board of Managers of the Company;

          (g) make any change in the nature or scope of its business objectives, purposes or operations, or undertake activities other than the continuance of its present business, unless such transaction or change has been approved by the Board of Managers of the Company;

          (h) enter into any material transactions with any affiliate of any of the Members, unless such transaction or type of transaction has been approved by the Board of Managers of the Company;

          (i) enter into, amend, extend, expand or cancel any material contract or agreement, unless such transaction has been approved by the Board of Managers of the Company; or

          (j) except for the payment of wages and salaries to employees in accordance with rates in effect on the date hereof and payment of Indebtedness existing on the date hereof in accordance with its terms, spend, whether in one transaction or a series of related transactions, more than $100,000 unless such transaction has been approved by the Board of Managers of the Company.

     6. Events of Default. The occurrence of any of the following events shall constitute an event of default (an "Event of Default") at any time while any Indebtedness under this Note remains unpaid:

          (a) A default in the payment of the principal on any Loan, when and as the same shall become due and payable;

          (b) A default in the payment of any interest on any Loan, when and as the same shall become due and payable, which default shall continue for ten (10) days after the date fixed for the making of such interest payment;

          (c) The entry of a decree or order by a court having jurisdiction adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company or any Subsidiary of a voluntary case under federal bankruptcy law (a "Voluntary Bankruptcy"), as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary in furtherance of any such action;

          (d) The sale or transfer by the Company or any of its subsidiaries whether in one transaction or a series of transactions, of all or substantially all of their respective business, whether accomplished by an issuance or transfer of the membership interests in the Company or any such subsidiary, equity interests or assets thereof, or any change in control thereof, or by lease, license, franchise, contract, merger, consolidation, reorganization, dissolution, liquidation, foreclosure, by operation of law or otherwise;

          (e) The failure of the Company to own, beneficially and of record, one hundred percent (100%) of the membership interests and any other equity interest or right to acquire any equity interest in any of OSA, OSL and GL or any future subsidiary of the Company;

          (f) Except as otherwise addressed in this Section 6, a default in the performance, or a breach, of any covenant or agreement of the Company in this Note and continuance of such default or breach for a period of 15 days after receipt of notice from RSI on behalf of the Holders as to such breach or after the Company had or should have had knowledge of such breach;

          (g) (A) Any failure of the Company or any subsidiary thereof to pay any Indebtedness for borrowed money or otherwise or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) if such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (B) any other breach of, or default under, any agreement or instrument relating to any such Indebtedness, if any such breach or default shall continue after the applicable grace period, if any, specified in such agreement or instrument; and

          (h) Any event which has caused the sum of (A) the Company's consolidated cash balance as determined in accordance with United States generally accepted accounting principles and (B) the available remaining undrawn portion of the Maximum Loan Amount of this Note is less than $250,000.

     7. Remedies Upon Default.

          (a) Upon the occurrence of an Event of Default referred to in Section 6(a), (b), (c), (d), (e) or (h) above, the principal amount then outstanding of, and the accrued interest on, each Loan evidenced by this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company. Upon the occurrence of any other Event of Default, the Holders, by the Consent of the Holders, may declare the entire principal amount then outstanding of, and the accrued interest on and, each Loan evidenced by this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable, immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company. From and after the date that pursuant to the provisions of this Section 7(a) the principal amount and accrued and unpaid interest thereon becomes due and payable because of an Event of Default, the applicable interest rate on such amounts shall be increased without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company to the greater of (i) the highest interest rate chargeable under Schedule B hereto or (ii) the maximum interest rate allowable by law.

          (b) Subject to the provisions of Section 15 hereof, either or both Holders may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of their respective rights and may prosecute and enforce its claims against all assets of the Company and or any of its subsidiaries, and in connection with any such action or proceeding shall together be entitled to receive from the Company payment of the principal amount of each Loan then outstanding under this Note plus accrued interest to the date of payment plus all reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

     8. Obligation of the Holders to Make Loans.

          (a) Subject to fulfillment  of the  conditions  precedent set forth in
Section 10 hereof, for the period (the "Loan Period"), from and including the date hereof, and terminating on the earlier of (i) the Conversion Date or (ii) the Maturity Date, the Holders agree from time to time, on the terms and conditions of this Note, to make Loans to the Company in an aggregate principal amount at any one time outstanding up to but not exceeding the maximum loan amount by the Holders to the Company of FOUR MILLION and 00/100 ($4,000,000) DOLLARS (the "Maximum Loan Amount"), each Holder being obligated to fund such Holder's Pro Rata Participation (as defined in Section 14) of the aggregate principal amount of each Loan, unless otherwise agreed by such Holders and subject to the provisions of Section 8(b) hereof (each a "Required Participation").

          (b) In the event that one Holder (the "Defaulting Holder") shall fail to fund a Loan hereunder in the amount of such Holder's Required Participation (an "Unfunded Participation") on the Initial Funding Date or any Subsequent Funding Date, the other Holder (the "Non-Defaulting Holder") shall, subject to fulfillment of the conditions precedent set forth in Section 10 hereof, be obligated to fund a Loan in the aggregate amount of the Defaulting Holder's Unfunded Participation on or prior to two (2) Business Days after the applicable Initial Funding Date or Subsequent Funding Date.

     9. Procedure for Borrowing.

          (a) The Company may request a borrowing of a Loan hereunder, on any Business Day during the Loan Period, by delivering to the Holders an irrevocable written notice requesting such borrowing (a "Funding Notice"), which notice shall state the amount to be borrowed (which shall be not less than the lesser of $1,000,000.00 or the then unborrowed amount of the Maximum Loan Amount or greater than the lesser of $1,500,000 or the then unborrowed amount of the Maximum Loan Amount), signed by a duly authorized and specify the requested funding date other than the Initial Funding Date (the "Subsequent Funding Date") which date shall not be earlier than three (3) nor later than ten (10) Business Days after the date the Funding Notice is delivered to the Holders.

          (b) Upon the Company's request for a borrowing pursuant to Section 9(a) hereof, the Holders shall, assuming all conditions precedent set forth in
Section 10 hereof have been and continue to be satisfied and provided no Event of Default shall have occurred and be continuing, fund the Loan to the Company on the Initial Funding Date or the Subsequent Funding Date, as the case may be, in the amount so requested in the Funding Notice in accordance with the terms and provisions hereof.

     10. Conditions to Holders Making Any Loans. The making of each Loan to the Company on any Business Day is subject to the satisfaction of the following conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

          (a) That no Event of Default shall have occurred and be continuing;

          (b) That the amount requested for each Loan shall be an amount not less than the lesser of (x) $1,000,000 or (y) the then unborrowed amount of the Maximum Loan Amount and not greater than the lesser of (x) $1,500,000 or (g) the then unborrowed amount of the Maximum Loan Amount and, except for the last Loan, be in multiples of $1,000,000.

     11. Successor Company.

          (a) It is acknowledged and agreed that in connection with the proposed Subsequent Transaction, the Company intends that OnSite Ventures Incorporated, a newly organized Delaware corporation ("Newco"), will succeed to the business and affairs of the Company by any such transaction (a "Successor Transaction") and that as a result thereof: (i) the holders of the Common Units in the Company will receive the same percentage of the total number of shares of Common Stock of Newco; (ii) the holders of the Series A Preferred Units in the Company (if the RSI Subordinated Note has been converted to Series A Preferred Units) will receive the same percentage of the total number of shares of Series A Preferred Stock in Newco and that such securities shall enjoy the same powers, rights and preferences and be subject to the same limitations and obligations in Newco as the Series A Preferred Stock enjoy in the Company; and (iii) that Newco shall authorize the issuance of the same number of shares of Series B Redeemable Preferred Stock and Series C Convertible Preferred Stock as the Company intends to issue upon the Conversion of this Note as provided hereunder and the closing of the Subsequent Transaction and that such securities shall enjoy the same powers, rights and preferences, and be subject to the same limitations and obligations in Newco as the Series B Preferred Units and the Series C Preferred Units enjoy in the Company.

          (b) From and after the date of any Successor Transaction, each reference herein to any of the following terms shall mean and be a reference to the term set forth opposite such term as follows:


Term                                     Revised Meaning and Reference
----                                     -----------------------------

Common Units                             Common Stock of Newco

Company                                  Newco

Series A Preferred Units                 Series A Preferred Stock of Newco

Series B Preferred Units                 Series B Redeemable Preferred Stock
                                         of Newco

Series C Preferred Units                 Series C Convertible Preferred Stock
                                         of Newco

         (c) The Company covenants and agrees with each Holder that in connection with any Successor Transaction the Company will cause Newco or any other successor to the business and affairs of the Company to irrevocably and unconditionally assume all of the Obligations hereunder, including without limitation, the obligations set forth in Section 3 to convert the aggregate amount of the Loans to Series B Preferred Stock and Series C Preferred Stock of Newco (or the applicable security of any other successor to the business and affairs of the Company).

     12. Amendments, Waivers and Consents.

          (a) Any term, covenant, agreement or condition contained in this Note may, with the consent of the Company, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), if the Company shall have obtained the consent in writing of each of the Holders.

     13. Transfer. This Note shall be binding upon the Company and its successors and assigns and may not be transferred by the Company without the prior written consent of both Holders. Neither Holder may transfer, pledge or otherwise encumber its interest in this Note without the prior written consent of the other Holder; provided, that nothing in this Note shall prevent either Holder from transferring any direct or indirect ownership interest in this Note to any transferee or assignee, if any person who was a controlling person in such Holder immediately before such transfer or assignment is a controlling person of such transferee or assignee immediately after such transfer or assignment.

     14. Definitions. For the purposes of this Note the following terms shall have the meaning ascribed thereto in this Section 14.

          (a) "Affiliate" means with respect to any person: (i) any person at the time directly or indirectly controlling, controlled by or under direct or indirect common control (whether by ownership of voting securities, contract or otherwise) with such person; and (ii) any executive officer, senior employee or director (or a person with similar responsibilities) of such person.

          (b) "Consent of the Holders" means the affirmative vote or written consent of all of the Non-Defaulting Holders.

          (c) "Conversion Ratio" means the amount expressed as a percentage equal to a fraction (x) the numerator of which is equal to the aggregate dollar amount of the Loans outstanding on the Conversion Date and (y) the denominator of which is the aggregate dollar amount of the investment being made in the Subsequent Transaction, including the aggregate dollar amount of the Loans outstanding on the Conversion Date.

          (d) "Indebtedness" means: (i) any liability of the Company (x) for borrowed money, (y) evidenced by a note, debenture, bond or other instrument of indebtedness (including, without limitation, a purchase money obligation), including any given in connection with the acquisition of property, assets or service, or (z) for the payment of rent or other amounts relating to capitalized lease obligations; (ii) any liability of others which the Company has guaranteed or which is otherwise its legal liability; and (iii) any modification, renewal, extension, replacement or refunding of any such liability; provided, however, that Indebtedness shall not include unsecured trade debt.

          (e) "Holder's Pro Rata Participation" shall mean (i) in the case of RSI, an amount equal to (A) the total RSI Units divided by (B) the sum of the total RSI Units, plus the total Veritech Units, plus the total Hornig Units; and
(ii) in the case of Veritech, an amount equal to (A) the sum of the total number of Veritech Units plus the total number of Hornig Units divided by (B) the sum of the total RSI Units, plus the total Veritech Units, plus the total Hornig Units, in each case, at the time of determination.

          (f) "Hornig Units" shall mean the number of Common Units which Veritech Ventures LLC may transfer to Daren Hornig (or any of his affiliates) pursuant to Section 5(a) of the amended and restated limited liability company agreement of the Company.

          (g) "Junior Debt" means all present future Indebtedness of the Company, if any, which by its terms is junior in right of payment to the Indebtedness represented by this Note and any Indebtedness of the Company to any of its members or any of their respective Affiliates other than the Indebtedness hereunder.

          (h) "Liens" means any lien, encumbrance, claim, charge or restriction on or with respect to the membership interests in the Company other than a lien, encumbrance, claim, charge or restriction imposed by this Note or which was granted in order to secure any obligation of the Company or any guaranty of any obligation of the Company at the request of the Company.

          (i)  "Person"   means  any  entity  or   individual,   including   any
corporation,   limited  liability  company,   partnership,   trust,  foundation,
government, government agency or authority.

          (j) "RSI Units" shall mean the total number of Common Units and Series A Units which RSI owns or would own upon the conversion of the RSI Subordinated Note, in each case, at the time of determination.

          (k) "Veritech Units" shall mean the total number of Common Units which Veritech Ventures LLC ( a member in the Company) owns at the time of determination less the number of the Hornig Units.

     15. Intercreditor Agreement.

          (a) Except as otherwise provided in this Section 15, each Holder covenants and agrees that neither Holder shall exercise its right to foreclose on any of the Collateral or any of the collateral provided under the Subsidiary Guaranty and Security Agreement (the "Subsidiary Collateral") pursuant to Section 4(e) hereof or otherwise or institute any proceeding to so foreclose on such property without the Consent of the Holders. At any time from and after the date that an Event of Default has occurred and is continuing and the Holders have the right to foreclose on the Collateral and/or the Subsidiary Collateral, if both Holders are required to vote in favor of or consent to such action in order to obtain the Consent of the Holders, then either Holder may request the Consent of the Holders by giving a notice to such effect to the other Holder.

          (b) On or prior to five (5) Business Days after the date that the notice described in the immediately preceding subsection is given to the other Holder, each Holder shall give a notice to the other Holder specifying whether the party giving such notice elects to have both Holders foreclose on the Collateral and the Subsidiary Collateral (a "Foreclosure Election") or elects to have all, but not less than all, of the Obligations owed to the Holders paid in full by the Company issuing Common Units to the Holders in accordance with
Section 15(d) hereof (a "Conversion Election"). If a Holder does not make a Foreclosure Election or a Conversion Election on or prior to the expiration of such five (5) Business Day period, then such Holder shall be deemed to have elected a Conversion Election.

          (c) If both the Holders shall have elected (or is deemed to have elected) a Foreclosure Election, then each Holder shall promptly take all commercially reasonable actions requested by the other Holder to foreclose upon the Collateral and the Subsidiary Collateral in accordance with the Uniform Commercial Code.

          (d) If both of the Holders shall have elected (or are deemed to have elected) a Conversion Election, then all of the Obligations owed to each of the Holders under this Note shall be paid in full by the Company issuing Common Units to the Holders as provided below, and each of the Holders agrees to accept such Common Units as payment in full of all Obligations owed to such Holder hereunder:

          The aggregate number of Common Units (the "Pay Off Units") to be so issued to both Holders shall equal:

               (i) the sum of total number of (x) Common Units in the Company and (y) the total number of Series A Units of the Company, in each case, on a fully diluted basis assuming all Common Units subject to options have been issued and assuming the conversion of the RSI
          Subordinated Note into Series A Preferred Units in the Company accordance with its terms;

               (ii) multiplied by a fraction (x) the numerator of which is equal to the aggregate principal amount of outstanding Loans funded by the Holders hereunder and the then accrued and unpaid interest thereon immediately prior to such issuance, and (y) the denominator of which is equal to TEN MILLION EIGHT HUNDRED THOUSAND and 00/00 DOLLARS.

          The aggregate number of Pay Off Units to be issued to a Holder shall equal the aggregate number of the Pay Off Units multiplied by a fraction (x) the numerator of which is equal to the aggregate principal amount of outstanding Loans funded by such Holder hereunder immediately prior to the issuance of the Pay Off Units and (y) the denominator of which is equal to the aggregate principal amount of outstanding Loans funded by both of the Holders hereunder immediately prior to the issuance of the Pay Off Units.

          (e) If one Holder shall have elected a Foreclosure Election and the other Holder shall have elected (or is deemed to have elected) a Conversion Election, then the Holder which elected the Conversion Election (the "Opt In Holder") shall have three (3) Business Days from the date of the expiration of the five (5) Business Day period described in Section 15(b) to rescind its Conversion Election and elect a Foreclosure Election by giving a notice to such effect to the other Holder. If the Opt In Holder so changes its election for a Conversion Election to a Foreclosure Election within such three (3) Business Day period, then the Holders shall foreclose on the Collateral and the Subsidiary Collateral in accordance with Section 15(c) hereof.

          (f) If the Opt In Holder does not change its Conversion Election to a Foreclosure Election as provided in Section 15(e) hereof, then the Obligations hereunder to both of the Holders shall be paid in full by the issuance of the Pay Off Units to the Holders in accordance with the provisions of Section 15(d) hereof and each Holder shall accept such Pay Off Units in full satisfaction of the Obligations owed to such Holder hereunder;

          (g) Upon the payment in full of this Note pursuant to Section 15 (either by the issuance and sale of the Pay Off Units or otherwise, this Note shall be canceled by the Holders and delivered by the Holders to the Company.

          (h) Upon the issuance of the Pay Off Units pursuant to this Section 15, the Company shall deliver to the Holder or Holders receiving such Units evidence of such issuance in form and substance reasonably satisfactory to such Holder or Holders in accordance with the terms and conditions of the amended and restated limited liability company agreement of the Company.

          (i) Each of the Holders acknowledge and agree that the issuance of the Pay Off Units pursuant to this Section 15 has been approved by the Board of Managers of the Company by all necessary action.

          (j) Subject to the provisions of Section 15(k) hereof, the Company covenants and agrees to make all payments of principal and interest to the Holders on a pro rata basis based on the aggregate amount of Loans then made by each such Holder to the Company as conclusively evidenced by Schedule A hereto. Subject to the provisions of Section 15(k), each of the Holders covenant and agree that they shall only receive payments of principal and interest of the aggregate amount of the Loans or any proceeds from the exercise of any security rights or any other rights under this Note or the Unconditional and Irrevocable Guarantee of Payment and Security Agreement attached hereto (the "Subsidiary Guaranty and Security Agreement") on a pro rata basis based on the aggregate amount of Loans then made by each such Holder to the Company as conclusively evidenced by Schedule A hereto.

          (k) The Non-Defaulting Holder shall receive first priority as to all payments by the Company or its subsidiaries and proceeds from the Collateral and the Subsidiary

Collateral required to be made to the Holders under the terms and conditions of this Note and/or the Subsidiary Guaranty and Security Agreement to the extent, and until payment in full, of the net aggregate amount of the Unfunded Participation loaned by the Non-Defaulting Holder to the Company hereunder. All payments of such principal, interest and/or collateral after the payment in full of such priority shall be made or received by the Holders as provided in Section 15(j) after taking into effect (and therefore reducing) the amount of Loans of the Non-Defaulting Holder paid pursuant to this Section 15(k).

          (l) If any Holder (a "recipient Holder") shall receive any amount of principal, interest and/or proceeds from the Collateral and/or Subsidiary
Collateral from any obligor under this Note or the Subsidiary Guaranty and Security Agreement that is in excess of the amountsuch recipient Holder has a right to receive under the provisions of Section this Section 15, then the recipient Holder shall promptly remit to the other Holder (the "non-recipient Holder") an amount equal to such excess; provided, however, that if all or any portion of such excess amount is thereafter recovered by the non-recipient Holder from any obligor under the Note and/or the Subsidiary Guaranty and Security Agreement, the non-recipient Holder shall immediately return to the recipient Holder the portion of such excess amount received by it, provided, that if such excess shall not be turned over to the non-recipient Holder within five (5) business days of its receipt by the recipient Holder, then the non-recipient Holder may sue the recipient Holder for damages. Any windfall (that is, any amounts received by both Holders in excess of the amount that the Company is obligated to pay under this Note) shall be shared by the Holders on a pro rata basis in accordance with each Holder's total amount of Loans funded under this Note.

          (m) Each Holder covenants and agrees that neither Holder shall extend any additional loans or other Indebtedness to the Company except as provided for under the terms of this Note.

          (n) Each of the Company and each Holder covenant and agree to endorse or otherwise amend, modify or revise Schedule A attached hereto to reflect each Loan and each permitted transfer and/or assignment or payment thereof on the date of any such transaction and to take all further action necessary to validly issue and deliver free and clear of any liens or encumbrances the Pay Off Units.

          (o) Veritech represents and warrants that it is a direct or indirect wholly owned subsidiary of JAH Realties, L.P. or Jon Halpern, and Veritech acknowledges and agrees that its right to participate in the transactions contemplated by this Note are solely contingent upon the Veritech being a direct or indirect wholly owned subsidiary of JAH Realties, L.P. or Jon Halpern as of the date hereof.

          (p) If Pay Off Units are issued to the Holders in accordance with this
Section 15 in satisfaction of the Obligations under this Note and Veritech Ventures LLC (a member in the Company) or any of its Affiliates sells, transfers or assigns to Daren Hornig ("Hornig") or any Affiliate of Hornig, any or all of the Hornig Units (or any other securities issued with respect to such Common Units in accordance with the amended and restated limited liability company agreement of the Company), then on the date of such sale, transfer or assignment Veritech shall transfer and assign to RSI that number of Pay Off Units that is equal to:

               (i) the total number of Pay Off Units issued to Veritech hereunder;

               (ii) multiplied by the percentage equal to:

          (A) the percentage represented by the fraction (x) the numerator of which is equal to the aggregate number of Veritech Units and Horning Units and (y) the denominator of which is equal to the aggregate number of RSI Units, Veritech Units and Hornig Units; less

          (B) the percentage represented by the fraction (x) the numerator of which is equal to the aggregate number of Veritech Units and (y) the denominator of which is equal to the aggregate number of RSI Units and Veritech Units, in each case, on the date that the Pay Off Units are issued by the Company.

On the date of such transfer and assignment of Pay Off Units by Veritech to RSI, Veritech shall execute and deliver an instrument of assignment in form and substance reasonably satisfactory to RSI.

          (q) Upon any  transfer  and  assignment  of Pay Off Units  pursuant to
Section 15(q) hereof, RSI shall pay to Veritech an amount equal to the total principal amount of Loans multiplied by a fraction (x) the numerator of which is equal to the number of Pay Off Units actually transferred and assigned and (y) the denominator of which is equal to the total number of Pay Off Units. On the date that such Pay Off Units are transferred and assigned by Veritech to RSI, RSI shall pay such amount by wire transfer to the account previously designated by Veritech or, if no account is designated by Veritech on or prior to such date, by mailing a check to the address of Veritech specified above.

          (r) Each Holder covenants and agrees that neither Holder shall exercise its rights provided under Section 4(d) hereof or Section 4(d) of the Subsidiary Guaranty and Security Agreement without the Consent of the Holders, which approval or consent shall not be unreasonably withheld, delayed or conditioned. Each of the Holders hereby consents to the filing of the UCC Financing Statements executed by the Company and/or any of its subsidiaries and the notation in the official books and records of each subsidiary of the Company to the effect that all of the membership interests therein are pledged pursuant to the terms and conditions of this Note.

     16. Miscellaneous.

          (a) Notices. All notices given pursuant to this Note shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery to the address specified below or to such other address specified by any such Person in writing to the Company and the
Holders:

               (i)   if to the Company,
                     to the principal office of the Company:

                     680 Fifth Avenue
                     New York, New York  10019
                     Attention:  Scott Jarus
                     Tel:    (212) 324-1500
                     Fax:    (212) 324-1550

                  ii) if, to any of the Holders:

                      RSI-OSA Holdings,  Inc.
                      225 Broadhollow Road
                      Melville, New York  11747
                      Tel:  (516)  719-7400
                      Fax:  (516)  719-7405
                      Attention: Jeffrey Neumann and Jason Barnett, Esq.

                      JAH Realties, L.P.
                      2 Manhattanville Road
                      Suite 205
                      Purchase, New York  10577
                      Tel:  (914) 460-0660
                      Fax:  (914) 460-0661
                      Attention:  Jon Halpern and Michael Kaplan, Esq.

                      with a copy of each notice provided to the Company or any Holder to:

                      Herrick, Feinstein LLP
                      2 Park Avenue
                      New York, New York  10016
                      Tel:  (212) 592-1400
                      Fax:  (212) 889-7577
                      Attention:  Richard Morris, Esq.

                                and

                      Battle Fowler LLP
                      75 East 55th Street
                      New York, New York 10022
                      Tel: (212) 856-6848
                      Fax: (212) 856-7811
                      Attention: Michael A. Mishaan, Esq.

              iii) Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

          (b) Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in New York. The Company, by execution and delivery of this Note, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in this Section; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

          (c) Specific Performance and Injunctive Relief. The Company and each of the Holders recognize and acknowledge that the Conversion Shares and Pay Off Units shall be closely held and that, accordingly, in the event of a breach or default by one or more of the Holders or the Company of the terms and conditions of Sections 3 and/or 8 and/or 15, the damages to the Holders or the Non-Defaulting Holder or the Opt In Holder, the case may be, may be impossible to ascertain and such parties will not have an adequate remedy at law. In the event of any such breach or default in the performance of the terms and provisions of Sections 3 or 8 or 15 hereof the Holder or the Non-Defaulting Holder or the Opt In Holder aggrieved thereby, as the case may be, shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to enforce the specific performance of the terms and conditions of this Note, to enjoin further violations of the provisions of this Note and/or to obtain damages. Such remedies shall however be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Note or at law (including the right to receive Conversion Shares as provided in Section 8 and/or receive Pay Off Units as provided in Section 15, in each case, as partial "liquidated damages"). Each party hereby waives any requirement for security or the posting of any bond or other surety and proof of damages in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief and further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (d) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Note, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and all disbursements in addition to any other available remedy.

          (e) Severability. If any provision of this Note or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Note and the application of such provisions to the other parties or circumstances shall not b e affected thereby and shall be enforced to the greatest extent permitted by applicable law.

          (f) Counterparts. This Note may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

          (g) Interpretation. Any word or term used in this Note in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires. The words "herein", "hereof", "hereby" or "hereto" shall refer to this Note unless otherwise expressly provided. Any reference herein to a Section or any exhibit or schedule shall be a reference to a Section of, and an exhibit or schedule to, this Note unless the context otherwise requires.

          (h) Replacement of the Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holders a new Note of like date, tenor and denomination.

          (i) No Waivers. No course of dealing and no delay or omission on the part of the Holders in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holders' rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holders shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

          (j) Amendments. This Note may be amended only by a written instrument executed by the Company and the Holders hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

          (k) Jurisdiction. This Note has been negotiated and consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

     17. Consents and Approvals. Any action to be taken by the Company or any Holder under this Note which requires the consent or approval of, or notice to or filing with, a governmental agency or authority shall not be taken without such consent or approval having been received and in full force and effect or such notice or filing having been made and in full force and effect, in such case, in accordance with applicable law rule and regulation.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

                  IN WITNESS WHEREOF, each of the Company and the Holders have caused this Note to be executed and dated the day and year first above written.

                                        THE COMPANY:

                                        ONSITE VENTURES, L.L.C.

                                        By:_____________________________________
                                           Name:    Jon Halpern
                                           Title:   Manager


                                        THE HOLDERS:

                                        RSI-OSA HOLDINGS, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        JAH REALTIES, L.P.

                                        By: JLH Realty Management Service, Inc.,
                                            its general partner

                                        By:  ___________________________________

                                             Name:    Jon Halpern
                                             Title:   President

    UNCONDITIONAL AND IRREVOCABLE GUARANTEE OF PAYMENT AND SECURITY AGREEMENT


     1. Preamble. Reference is hereby made to that certain Senior Secured Promissory Note and Loan and Security Agreement to which this agreement is affixed (the "Note"). All Capitalized terms used in this agreement that are not otherwise defined shall have the respective meanings ascribed thereto in the Note.

     2. Guarantee. Each of OSA, OSL and GC hereby irrevocably and unconditionally, jointly and severally, guarantee that the Company shall pay the Obligations hereunder at the times and in the manner provided in the Note to the extent such payment(s) would not have been excused were any such guarantor the direct obligor thereunder. This guarantee shall be an absolute, unconditional, present and continuing guaranty of payment and not of collectability and is in no way conditioned or contingent upon any attempt to collect from any such guarantor or the Company.

     3. Consideration Received by each Guarantor. Each of the undersigned guarantors of the Obligations hereby represents and warrants to the Holders that the business and affairs of such guarantors constitute the entire business and affairs of the Company, that the proceeds of each Loan made under the Note shall benefit the business of each such guarantor, that such guarantors would not be able to continue their respective business and affairs without the proceeds of the Loans made under the Note, that this guarantee and the security interest granted hereunder to secure such obligations were made and incurred by each of the undersigned guarantors for fair consideration pursuant to a bona-fide, arms-length transaction, and that approval of this Endorsement was made in the good faith upon judgment of each such guarantor and is for the benefit of each such guarantor.

     4. Grant of Security Interest. Each of OSA, OSL and GC (each referred to herein as the "Grantor") hereby grant to the Holders a first priority security interest in and agree and covenant to the following:

          (a) All obligations of the Grantor under the Note, including, without limitation, payment of principal and accrued interest hereunder, shall be secured by a pledge of the Grantor of all of the assets of the Grantor and the Grantor hereby assigns, pledges, and grants to RSI for its benefit and the ratable benefit of the Holders a security interest in all of the Grantor's right, title, and interest in and to the following (the "Collateral"):

                  (1) all of the Grantor's now owned and hereafter acquired, present and future, accounts, chattel paper, documents, and instruments, including, without limitation all obligations to the Grantor for the payment of money, whether arising out of the Grantor's sale of goods or rendition of services or otherwise (all hereinafter called "Accounts, Etc.");

     (2) all of the Grantor's rights, remedies, security and liens, in, to and in respect of the Accounts, Etc., present and future, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, Etc., deposits

                Subsidiary Guaranty and Security Agreement Page I or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any Accounts, Etc., and credit and other insurance;

     (3) all of the Grantor's right, title and interest, present and future, in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, Etc., including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any Accounts, Etc., and all returned, reclaimed or repossessed goods;

     (all of the assets described in paragraphs "(1)", "(2)" and "(3)" above are hereinafter called "Receivables")

     (4) all inventory of whatsoever name, nature, kind or description now owned and hereafter acquired, present and future, by the Grantor, wherever located, including, without limitation, all contract rights with respect thereto and documents representing the same, all goods held for sale or lease or to be furnished under contracts of service, finished goods, work in process, raw materials, materials used or consumed by the Grantor, parts, supplies, and all wrapping, packaging, advertising and shipping materials and any documents relating thereto, and all labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or of identifying the same or the seller or manufacturer thereof, and all right, title and interest of the Grantor therein and thereto (all hereinafter called "Inventory");

     (5) all machinery, equipment, furniture, fixtures, tools, parts and supplies (excluding motor vehicles) now owned and hereafter acquired, present and future, by the Grantor of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor (all hereinafter called "Equipment");

     (6) all of the Grantor's right, title and interest, present and future, in and to (i) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, and State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Grantor, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof ("(i)" and "(ii)" collectively called "Patents");

     (7) all of the Grantor's right, title and interest, present and future, in and to (i) all trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Grantor, (ii) all reissues, extensions or renewals thereof and all licenses thereof, and (iii) the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of the Grantor relating to the distribution of products bearing the Trademarks ("(i)" "(ii)" and "(iii)" collectively called "Trademarks");


               Subsidiary Guaranty and Security Agreement Page II

     (8) all other general intangibles of every kind and description of the Grantor, including, without limitation, Federal, State and local tax refund claims of all kinds, and any present or future right of the Grantor to or in its employee or other pension, retirement or similar plans and any assets thereof, or any portion thereof, including but not limited to refunds for overpayment, distributions upon termination, reversion of any surplus assets or otherwise, whether now existing or hereafter arising;

     (9) all of the Grantor's deposit accounts, whether now owned or hereafter created, wherever located;

     (10) all monies, securities, instruments, cash and other property of the Grantor and the proceeds thereof, now or hereafter held or received by, or in transit to, the Holders (or any of them) from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantor's deposits (general or special, balances, sums, proceeds and credits of the Grantor with the Holders (or any of them) at any time existing);

     (11) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks or other electronic media, printouts and records, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created;

     (12) all contract rights (whether such contract is written or oral, including, without limitation, license and telecommunications and wiring agreements, management, employment and operator agreements and referral fee arrangements), whether now in existence or hereafter created;

     (13) any and all products and proceeds of any of the foregoing, in any form, including, without limitation, any insurance proceeds or claims by the Grantor against third parties for loss or damage to or destruction of any and all of the foregoing collateral and any claims by the Grantor against third parties for infringement of the Trademarks or the Patents.

         (all of the assets described in paragraphs "(8)", "(9)", "(10)" "(11)" "(12)" and "(13)" hereinafter called "Additional Collateral")

     (14) All of the following (the "Security Collateral"):

               (i) All shares of stock, any security convertible or exchangeable to shares of stock of, or any other equity interest in, any entity or any right (whether or not contingent) to acquire any such stock, security or equity interest from time to time acquired by the Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect to or in exchange for any or all of such shares; and

               (ii) All additional Indebtedness from time to time owed to the Grantor by any issuer and the instruments evidencing such Indebtedness, and all interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Indebtedness;


               Subsidiary Guaranty and Security Agreement Page III

     (15) All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (1)-(14) of this Section 4), and, to the extent not otherwise included, all (a) payments under insurance (whether or not any of the Holders is the loss payee thereof), or any indemnity, warranty, or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (b) cash.

          (b) This instrument shall constitute a security agreement for purposes of the Uniform Commercial Code and this instrument and the Collateral secures the payment of all obligations (collectively, the "Obligations") of the Grantor now or hereafter existing under (i) this Note or (ii) all future obligations of the Grantor to the Holders or any of them, whether any of the aforesaid are for principal, interest, fees, charges, expenses, or otherwise, whether direct or indirect, joint or several, due or to become due, whether or not contemplated by the parties at the time of execution of this Note.

          (c) Anything herein to the contrary notwithstanding, (i) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Note had not been executed;
(ii) the exercise by the Holders or any of them of any rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (iii) neither of the Holders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Note, nor shall the Holders or any of them be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          (d) All certificates or instruments representing or evidencing the Security Collateral shall be delivered to the Holders and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Holders. The Holders shall have the right, at any time in their sole and absolute discretion and without notice to the Grantor, to transfer to or to register in the name of the Holders or any of their nominees any or all of the Security Collateral. The Holders shall have the right, at any time in its discretion and without notice to the Grantor, to cause a legend to be placed on any certificate representing Pledged Shares or Security Collateral and/or cause the issuer of any of the Pledged Shares or Security Collateral to mark the official books and records of such issuer, in each case, to appropriately note the security interest of the Holders to the effect that such security is subject to the provisions of this Note. In addition, the Holders shall have the right, after the occurrence and continuance of an Event of Default, at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

       (e) Upon the occurrence of an Event of Default, the Holders shall have all rights and remedies under the Uniform Commercial Code with respect to the Collateral.

     5. Effective Time. This Subsidiary Guaranty and Security Agreement shall be effective immediately upon the receipt of all necessary consents and approvals under any and all applicable laws and upon the filing of all notices required under any and all applicable laws.


               Subsidiary Guaranty and Security Agreement Page IV

                  IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Endorsement to the above referenced instrument as of this 4th day of February, 1999


                               ONSITE ACCESS LLC

                               By:      OnSite Ventures, L.L.C., its sole member


                               By:   ___________________________________________
                                     Name:
                                     Title:




                               ONSITE ACCESS LOCAL LLC

                               By:      OnSite Ventures, L.L.C., its sole member


                               By:    __________________________________________
                                      Name:
                                      Title:



                               GLASS CIRCUITS LLC

                               By:      OnSite Ventures, L.L.C., its sole member


                               By:    __________________________________________
                                      Name:
                                      Title:













                Subsidiary Guaranty and Security Agreement Page V

                                   SCHEDULE A

   (ATTACHED TO CONVERTIBLE SENIOR SECURED LOAN AGREEMENT AND PROMISSORY NOTE)

               IN THE INITIAL MAXIMUM LOAN AMOUNT OF $4,000,000.00

                           FOR ONSITE VENTURES, L.L.C.


DATE       AMOUNT OF LOAN              AMOUNT OF          TOTAL OUTSTANDING         AGGREGATE     ENDORSEMENT
                                       REPAYMENT                                    OUTSTANDING     MADE BY
----       --------------              ---------          -----------------         ---------     -----------
          RSI      VERITECH       RSI       VERITECH       RSI     VERITECH
          ---      --------       ---       --------       ---     --------




















               Subsidiary Guaranty and Security Agreement Page VI

                                   SCHEDULE B

Interest Rate Schedule


                                                            Annual Interest Rate
Applicable Period                                           (compounded monthly)
-----------------                                           --------------------
January 1, 1999 to January 31, 1999                                 15%
-----------------------------------                                 ---
February 1, 1999 to February 28, 1999                               15%
-------------------------------------                               ---
March 1, 1999 to March 31, 1999                                     15%
-------------------------------                                     ---
April 1, 1999 to April 30, 1999                                     16%
-------------------------------                                     ---
May 1, 1999 to May 31, 1999                                         17%
---------------------------                                         ---
June 1, 1999 to June 30, 1999                                       18%
-----------------------------                                       ---
July 1, 1999 to July 31, 1999                                       19%
-----------------------------                                       ---
August 1, 1999 to August 31, 1999                                   20%
---------------------------------                                   ---
September 1, 1999 to September 30, 1999                             21%
---------------------------------------                             ---
October 1, 1999 to October 31, 1999                                 22%
-----------------------------------                                 ---
November 1, 1999 to November 30, 1999                               23%
-------------------------------------                               ---
From and after December 1, 1999                                     24%
-------------------------------                                     ---


               Subsidiary Guaranty and Security Agreement Page VII